Investor Day September 12, 2024 www.OrthoPediatrics.com > 1,000,000 Kids Helped

22024 // Analyst Day Forward-Looking Statements All statements, other than statements of historical facts, contained in this quarterly report, including statements regarding our business, operations and financial performance and condition, as well as our plans, objectives and expectations for our business, operations and financial performance and condition, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward looking statements speak only as of the date of this report. Forward-looking statements involve known and unknown risks, uncertainties and other factors, such as the impact of widespread health emergencies, such as COVID 19 and respiratory syncytial virus, that may cause our results, activity levels, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements. Forward-looking statements may include, among other things, statements relating to: our ability to achieve or sustain profitability in the future; our ability to raise additional capital to fund our existing commercial operations, develop and commercialize new products and expand our operations; our ability to commercialize our products in development and to develop and commercialize additional products through our research and development efforts, and if we fail to do so we may be unable to compete effectively; our ability to generate sufficient revenue from the commercialization of our products to achieve and sustain profitability; our ability to comply with extensive government regulation and oversight both in the United States and abroad; our ability to maintain and expand our network of third-party independent sales agencies and distributors to market and distribute our products; and our ability to protect our intellectual property rights or if we are accused of infringing on the intellectual property rights of others; We cannot assure you that forward-looking statements will prove to be accurate, and you are encouraged not to place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations expressed or implied by the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in our quarterly report, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 8, 2024, and in other reports filed with the SEC that discuss the risks and factors that may affect our business. Other than as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, events or circumstances occurring after the date of this quarterly report. Use of Non-GAAP Financial Measures This press release includes certain non-GAAP financial measures such as adjusted diluted loss per share and Adjusted EBITDA, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted loss per share in this press release represents diluted loss per share on a GAAP basis, plus the accreted interest attributable to acquisition installment payables, the fair value adjustment of contingent consideration, acquisition related costs, non-recurring Pega conversion fees, and minimum purchase commitment costs. The fair value adjustment of contingent consideration is associated with our estimates of the value of earn-outs in connection with certain acquisitions. We believe that providing the non-GAAP diluted loss per share excluding these expenses, as well as the GAAP measures, assists our investors because such expenses are not reflective of our ongoing operating results. Adjusted EBITDA in this release represents net loss, plus interest income (expense), net plus other income, provision for income taxes (benefit), depreciation and amortization, stock-based compensation expense, fair value adjustment of contingent consideration, acquisition related costs, nonrecurring Pega conversion fees, and the cost of minimum purchase commitments. The Company believes the non-GAAP measures provided in this earnings release enable it to further and more consistently analyze the period-to-period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of non-GAAP diluted loss per share or Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain reconciliations of reported GAAP diluted loss per share to non-GAAP diluted loss and net loss to non-GAAP Adjusted EBITDA. 0 2 4 / / Disclaimer Analyst Day

David Bailey President & CEO www.OrthoPediatrics.com > 1,000,000 Kids Helped

Today's Agenda

Introduction	David Bailey *President and CEO*
Trauma & Deformity	Joe Hauser *President T&D and OPSB*
Scoliosis	Greg Odle *President Scoliosis*
Specialty Bracing ("OPSB")	Joe Hauser *President T&D and OPSB*
Surgeon KOL Panel	Dr. Tuason, Dr. Hyman
Enabling Technology	Kevin Unger, *President, Enabling Technology*
Financial Outlook	Fred Hite, *COO and CFO*
Q&A	Management

2024 // Analyst Day

OrthoPediatrics® 4

52024 // Analyst Day pediatric patients treated since inception 1,076,000+ OrthoPediatrics was founded on the cause of impacting the lives of children with orthopedic conditions

62024 // Analyst Day 01 Children’s unique clinical conditions Existing solutions are re-purposed from adult implants Limited development of new technologies No specialized sales force in Pediatric Orthopedics Limited industry support of clinical education 02 03 04 05 Historical Challenges of Pediatric Orthopedics Re-Purposed Adult Plate Screws through growth plate

72024 // Analyst Day Consistent YoY Growth Since Inception Continued Execution of Strategic Pillars 02 Provide a broad product portfolio uniquely designed to treat children, surround pediatric orthopedic surgeons covering their needs 04 Expand addressable market through aggressive investment in R&D and select M&A opportunities 05 Train next generation of pediatric orthopedic surgeons 03 Deploy instrument sets and provide unparalleled sales support 01 Laser focus on high-volume Children’s Hospitals that treat majority of pediatric patients Drives continued revenue growth and free cash flow positivity in 2026

Accomplishments Since IPO

- **22% revenue CAGR** since 2016 driven by market share gains
- Consistent cadence of innovative pediatric focused product launches – **+70 total unique pediatric systems and enabling technology**
- Expanded the only global pediatric orthopedic commercial channel – **200 domestic field reps, 14 international independent agencies selling into 70 countries**
- Deepened commitment to clinical education with **>300 events per year**, leading sponsorship of pediatric medical societies and establishing Foundation
- Completed several acquisitions that align with OrthoPediatrics' strategy and values – **Orthex, ApiFix, MDO, Pega, MedTech Concepts, Rhino, Boston O&P**
- Increased set deployment to provide more support – **18% CAGR since 2016**
- Generated **positive adjusted EBITDA and established path to profitability** through enhanced operations, including manufacturing and supply chain efficiencies

2024 // Analyst Day
OrthoPediatrics 8

92024 // Analyst Day $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 $122.3 $148.7 $201.5 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Strong History of Y/Y Revenue Growth ($M) 400% 137% 44% 58% 22% 21% 31% 20% 22% 26% 26% -2% 38% U.S. International 1 25% 1 Impacted by COVID 22% 35% 2 2 Represents the midpoint of the Company’s 2024 revenue guidance range of $200 to $203 million

102024 // Analyst Day 2020 2021 2022 2023 2024 Significant Adj EBITDA ($M) Progression ($4.4) ($1.5) $0.2 $5.0 $8-9 1.Represents the Company’s 2024 adj. EBITDA guidance range of $8 to $9 million 1

112024 // Analyst Day $455M Trauma, Deformity Correction & Sports Medicine Implants $280M Scoliosis Fusion & Non-Fusion Implants $500M Specialty Bracing Historical U.S. Target Market1 — $1.2B Focus on High-Vol Children’s Hospitals Current US Target Market – $1.6B 1 Management’s Estimate as of January 2024 updates to IMS data from 2016 300 U.S. Pediatric Centers conduct ~62% of Trauma & Deformity Correction and Scoliosis Surgical Procedures $455M Trauma, Deformity Correction & Sports Medicine Implants $330M Scoliosis Fusion & Non-Fusion Implants $500M Specialty Bracing $300M Enabling Tech EOS Current U.S. Target Market1 — $1.6B

Transformational Near-Term Catalysts

T&D

- P3
- IM Nail
- International growth

Scoliosis

- EOS
  - Rib & Pelvic System
  - VerteGlide
  - eLLi
- Next-Gen fusion
- International growth

OPSB

- Regional clinic expansion
- R&D acceleration
- OPSB sales channel

Enabling Technology

- Playbook
- IotaMotion

2024 // Analyst Day
OrthoPediatrics 12

Joe Hauser President T&D, OPSB www.OrthoPediatrics.com > 1,000,000 Kids Helped

142024 // Analyst Day Core Trauma and Deformity Drivers Leverage our Scale Well established and poised to take more share and double revenue over the next years Product Development Key New Product Development drivers that will lead to consistent growth through full hospital conversions Account Penetration Deeper penetration within current and new International markets will lead to disproportional revenue growth

152024 // Analyst Day Large Runway for Growth 2016: • $27M, 3% Global Market Share • Present at 100 Children’s Hospitals • 13 Surgical Systems • 40% product coverage How did we get here T&D sustainable growth driver over long period of time

162024 // Analyst Day Large Runway for Growth 2016: • $27M, 3% Global Market Share • Present at 100 Children’s Hospitals • 13 Surgical Systems • 40% product coverage Today: • 16% Global Market Share • Present at ALL 300 US Children’s Hospitals and many INTL sites • 41 Surgical Systems • 80% product coverage How did we get here Ability to leverage growth as an established and incumbent presence T&D sustainable growth driver over long period of time

172024 // Analyst Day Large Runway for Growth 2016: • $27M, 3% Global Market Share • Present at 100 Children’s Hospitals • 13 Surgical Systems • 40% product coverage Today: • 16% Global Market Share • Present at ALL 300 US Children’s Hospitals and many INTL sites • 41 Surgical Systems • 80% product coverage Future: • Estimating $125M of opportunity, 31% Global Market Share • Present at ALL US and INTL Children’s sites or centers • 55 Surgical Systems • 100% product coverage How did we get here Ability to leverage growth as an established and incumbent presence Significant amount of runway and TAM remaining T&D sustainable growth driver over long period of time

182024 // Analyst Day Surrounding the Hospital Digital Pre-Planning More inventory and storage solutions Playbook Surgeon Education and Training OPSB Contracts and Pricing P3 and PNP Surgical Systems Navigation for Scoli and T&D

New Product Development



Cannulated Screws
PediPlate Physeal Tethering
PediNail System
Hip Systems LCB / LPF
ACL System
PediFrag
Clavicle Plating System
Wrist Fusion Plates
PNP Pediatric Nailing Platform
Orthex External Fixation Systems
PediFoot System
MD Ortho Ponseti™ Specialty Clubfoot Bracing
Drive Rail External Fixation System
MDO Move Brace
DF2 Brace
MP+ Bar
2008
2009
2012
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2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Spica Table
PediLoc Femur
PediFlex
Locking Proximal Femur LPF Plate
PediLoc Tibia
PAO
Distal Femoral Osteotomy System DFOS
MPFL System
QuickPack System
Mini Rail System
SCFE System
PediFlex™ Advanced Interlock Clamp System
Pega FD Telescopic IM Nail System
PNP TIBIA System
GIRO System Developed by Pega

32 product development team members

Launched 42 products over the last 6 years – with capital efficiency for decreased set cost

Currently have 26 more products in the pipeline – surgeon requests

2024 // Analyst Day

19

202024 // Analyst Day Intramedullary Nail Franchise 2016 PediNail System 2017 Complete overhaul to new IM nail platform PNP Pediatric Nailing Platform <$5M of annual revenue PNP Femur >$10M of annual revenue PNP Tibia Expected to have material impact in 2025 & beyond PNP Retrograde PNP Grow PNP FD Pipeline of more projects that will add even more revenue to this franchise Present Future

212024 // Analyst Day Transformational NPD Growth Drivers ~50% of all T&D revenue Only company that will have 3rd generation system focused on pediatric/adolescents 6 new systems over the next 5 years Created new techniques and procedures

222024 // Analyst Day The FIRST EVER Pediatric / Adolescent focused Plate and Screw Platform 02 03 01 Fill in gaps in product offering (increase our product coverage and TAM) Innovative Quality and Performance improvements Digital and Sterile solutions (to increase ROI and inventory efficiency) OrthoPediatrics will expand leadership position in the Pediatric Screw-Plate market

232024 // Analyst Day New Growth from Current Gaps in Product Offering P3 | Hip P3 | Mini 2.0 / 2.4 / 2.7 / 3.5 Screw System P3 | Tibia P3 | Femur

242024 // Analyst Day Innovative Quality and Performance Improvements P3 | Hip Platform: Consistent Look and Feel P3 | Mini P3 | Tibia P3 | Femur

252024 // Analyst Day Digital and Sterile Solutions P3 | Hip Platform: Consistent Look and Feel P3 | Mini P3 | Tibia P3 | Femur Intra -op Post-op Pre- op

262024 // Analyst Day P3 Expected Launch Dates P3 | Hip Launch P3 | Mini/Small Launch P3 | Tibia Launch P3 | Femur/Large Frag Launch P3 | Anatomical Specialty Sets Launch 2022 2023 2024 2025 2026 2027 2028

272024 // Analyst Day International Deeper Account Penetration (EU MDR) New Markets Enhanced focus on agency and direct organizational growth2016 2017 2018 2019 2020 2021 2022 2023 2024 U.S. International

282024 // Analyst Day Core Trauma and Deformity Drivers Leverage our Scale Well established and poised to take more share and double revenue over the next years Product Development Key New Product Development drivers that will lead to consistent growth through full hospital conversions Account Penetration Deeper penetration within current and new International markets will lead to disproportional revenue growth

Greg Odle President Scoliosis www.OrthoPediatrics.com > 1,000,000 Kids Helped

302024 // Analyst Day Redefining Leadership in Pediatric Spine Deformity by surrounding the pediatric spine specialist surgeon with advanced technology Leverage ApiFix outcomes to optimize patient selection, and possible expanded indications Focused investment in attractive International markets Aggressive investment in Early Onset Scoliosis addressing critical unmet needs Deliver Next Generation fusion system leveraging enabling tech platform

312024 // Analyst Day Early Onset Scoliosis (“EOS”) Affects kids <10 years old Severe deformities “squeeze” the lungs and other organs – difficulty with breathing and digestion Treated at top-tier Children’s Hospitals, where the majority of fusion procedures are done Surgeons view this area as underserved and are desperate for new solutions Favorable Financials • High ASP • Lower capital investment • Mobilized sets create inventory efficiency

322024 // Analyst Day eLLi Verteglide • Launched in January 2024 • Focus on chest wall expansion to improve breathing capacity • Sets the stage for future growth-friendly implants • Currently under FDA review • Guided Growth • Allows for screws to “glide” along smooth rods • Harnessing the child’s growth to gradually correct the spine • Minimizes wear debris concerns • FDA submission expected in 1H25 • Electromechanical Lengthening Implant • External control module “talks” to implant • Delivers precise commands for power and distance • Addresses concerns of previous growing rods VerteGlideTM eLLiTM Rib & Pelvic System Building an EOS Platform

332024 // Analyst Day Building an EOS Platform • Guided Growth concept • Allows for screws to “glide” along smooth rods • Harnessing the child’s growth to gradually correct the spine • Minimizes wear debris concerns Verteglide VerteGlideTM

342024 // Analyst Day Market History and Opportunity Currently a significant void in the market Powered Growing Rod technology was introduced in 2009 in Europe and approved by FDA in 2014 • Allowed for non-invasive adjustment through an external controller • Quickly became the standard of care for EOS, nearing $50M in global sales • Usage dropped significantly in recent years due to product quality issues Surgeons are desperate for a reliable alternative – expect rapid adoption

352024 // Analyst Day Introducing eLLiTM Advancing the treatment of EOS Introducing eLLiTM

362024 // Analyst Day eLLi Design Benefits Adjustable force up to 500N (2-3x other systems) RF Power Transmission (not magnetic) from external control module to implant SMART implant provides feedback to user Eliminates “Cross-Talk” between rods Designed for Safety – reduced wear debris, biocompatible materials, improved seal

372024 // Analyst Day Breakthrough Device Designation (May 2024)

382024 // Analyst Day Next Generation Fusion System Fusion Market Dynamics Most widely used surgical treatment to correct scoliosis (90+%) Involved in treatment of AIS, EOS, and Neuromuscular conditions Accounts for ~85% of OP Scoliosis revenue Large players – MDT, DPS, GMED, ATEC – limited investment $200M TAM in Children’s Hospitals in U.S. High ASP and strong margin profile

392024 // Analyst Day Next Generation Fusion System Ultimate surgical experience for pediatric spinal fusion Designed exclusively for pediatric scoliosis patients and their surgeons Innovative, new device designs with an advanced digital platform Engineered to optimize the procedure

402024 // Analyst Day Development Goals • Dramatic reduction in tulip head profile System designed from the ground up specifically for pediatric spinal deformity Differentiated • Transforming the customer experience • Personalized case and tray configurations • Faster, more efficient workflows with advanced instrumentation • Full suite of enabling technologies • Navigation, Pre-op planning, Intra-op workflows, data collection • Premier look and feel with strong OP branding Expected Launch 2H25

412024 // Analyst Day ApiFix clinical outcomes continue to inform on ideal candidates based on age, severity, and type of curve Recently launched a new high-strength version to address lumbar curves where greater motion and higher stresses are encountered Expect modest growth rates for ApiFix over the next couple of years while patient selection and implant improvements are optimized Exploring possible EOS indications to expand opportunity Non-fusion Direction

422024 // Analyst Day Current OrthoPediatrics International Channel Stocking Distributors >50% of international scoliosis revenue comes from stocking distribution

432024 // Analyst Day Future OrthoPediatrics International Channel Stocking Distributors Agency By the end of 2027 expect 70% of international scoliosis revenue to come from agencies

442024 // Analyst Day Focus on International Strategy Build off momentum in key markets with attractive pricing, viable regulatory pathways, and lower volatility: New investments in people and infrastructure have strengthened our position Anticipated MDR certification in Europe will expand portfolio in key markets Opportunity to re-deploy domestic Response sets as new fusion system takes hold in U.S. EOS Strategy has drawn Key Opinion Leaders to our Spine portfolio

452024 // Analyst Day Summary Slide EOS Fusion Non FusionBracing Enabling Technology7D FireFly Boston ApiFix Response

462024 // Analyst Day Summary Slide Playbook EOS Fusion Non FusionBracing Enabling Technology7D FireFly Boston ApiFix Response NextGen VerteGlide Rib & PelviceLLi

472024 // Analyst Day Leverage our Scale Well established and poised to take more share and double revenue over the next years New Growth Opportunities at High-Volume Children's Hospitals • 20+ hospitals with similar profile to hospital A • ~$500k-$1M EOS opportunity • ~$2M-$6M fusion opportunity Revenue Growth and Market Share Gain Hospital A • Top ranked children's hospital in the U.S. • Scoliosis market share <5% • Trauma & Deformity market share >25% • Treating the most complex deformities

Joe Hauser President T&D, OPSB www.OrthoPediatrics.com > 1,000,000 Kids Helped

492024 // Analyst Day Pediatrics Specialty Bracing Why OPSB: Entering a huge specialty bracing market where focus predominantly remains on adults • Helping more KIDS: ~80% of what surgeon does is non-operative care • No focused competition, underserved • Speed to market, innovate with Class 1 device • Does not require consigned inv. / improved ROI • Adding additional growth lever to business • Leverage same surgeon customer base • Large $500M focused TAM Aggressive market based clinic expansion strategy Accelerate R&D with increasing number of YoY launches Scale OPSB selling channel and sales force – grow with current portfolio of products

502024 // Analyst Day Why… From our Customers… Michale Vitale MD, Orthopedic Spine Surgeon “The opportunity for a well established well networked provider like OP is immense… the reality is that most (peds) patients in this country are simply not getting the best care.” Brian Smith MD, Pediatric Orthopedic Surgeon John Flynn MD, Pediatric Orthopedic Surgeon "We are thrilled that OP will improve the experience of bracing in kids by fostering direct collaboration between the Physician and Orthotist. This coordination of care greatly benefits the patients and families." “This partnership should greatly increase your resources and could lead to great advances in scoliosis bracing. OrthoPediatrics is famously mission driven and all the docs in my field appreciate that (because we are too).”

512024 // Analyst Day

522024 // Analyst Day

532024 // Analyst Day The Patient Experience Diagnosis & Referral Evaluation & Treatment Plan Development Fitting and Outcome Tracking Comprehensive Evaluation Education and Discussion about Goals & Treatment Plan Cast, Measure, and/or Scan

542024 // Analyst Day Key Growth-Strategic Objectives Aggressive market-based clinic expansion strategy Accelerate R&D with increasing number of YoY launches Scale OPSB selling channel and sales force – grow with current portfolio of products Launch 4 products in 2024 and 5 in 2025 18 new markets by 2027 (27 total) Doubling size of the sales channel

552024 // Analyst Day Current OPSB Clinic Markets Deeper penetration in 9 existing markets

562024 // Analyst Day 300 Children’s Hospitals with 80 Target Market Locations

572024 // Analyst Day Market Expansion Pace of Market Expansion +4 markets in 2025 +6 markets in 2026 +8 markets in 2027 OPSB clinics expected in 27/80 markets by 2027

ROI and Timing for Clinic Expansion

	Greenfield	Acqui-Hire
Initial Investment	$200k-$500k	$500K-$1M
EBITDA Goal	Positive EBITDA by end of first full year	Positive EBITDA by end of first full year
FCF Goal	After first full year	Within first year
ROI Goal	Break even ROI by Year 3	Break even ROI by Year 5
Time to Ramp	6 months for licensure, insurance, lease, clinicians, training, etc.	Immediate licensure, insurance, location, clinicians, training etc.
IRR	40%	25%

1-4 Clinics per market expected

2024 // Analyst Day

OrthoPediatrics® 58

592024 // Analyst Day Accelerated R&D with increasing cadence of YoY launches 4 products expected to launch in 2024 MMP Unilateral HiPpy (DDH & HD) Bracing compliance Sensor DF2 – hinge & new sizing Expect to launch 5 products in 2025

602024 // Analyst Day Scale and Grow OPSB Sales Channel Educate and sell portfolio Leverage surgeon relationships Increase referrals to existing OPSB/BoP clinics

612024 // Analyst Day Would You Want These Products on Your Own Child? DF2 – Success Stories

622024 // Analyst Day Would You Want These Products on Your Own Child? DF2 – Success Stories

Scale and Grow OPSB

- Help MORE KIDS!
- Major growth driver for OP with Large $500M TAM
  - Estimated additional $1B oppt.
  - International Opportunity is exciting – learning more
- Market-Based Clinic Expansion – 18 new markets by 2027
- Accelerated R&D to innovate unmet peds needs
- Scale the OPSB sales channel – increasing referrals to existing clinics and selling full OSPB portfolio

U.S. Specialty Bracing Market [1] — $0.5B


$175M
Scoliosis Speciality Bracing
$200M
Lower Limb Extremity Specialty Bracing
$125M
Hip / Cranial / Other Speciality Bracing

U.S. Potential Target Market [1] — $1.0B


Spine Halo Traction, Other Specialty Solutions
Motion Assist Devices
Fracture Fixation Devices
Specialty Casting

2024 // Analyst Day
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[1] Management's Estimate as of January 2024 updates to IMS data from 2016

642024 // Analyst Day OPSB Children’s Hospitals Children’s Hospitals

KOL Panel www.OrthoPediatrics.com > 1,000,000 Kids Helped Joshua E Hyman, MD Orthopedic Surgery, Pediatric Orthopedics Professor of Orthopedic Surgery at Columbia University Medical Center Dominick Tuason, MD Orthopedic Surgery, Pediatric Orthopedics Assistant Professor of Orthopedics and Rehabilitation at Yale New Haven Children's Hospital

Kevin Unger President Enabling Technologies www.OrthoPediatrics.com > 1,000,000 Kids Helped

672024 // Analyst Day Market Opportunity and Purpose Significant opportunity exists for digital solutions to be applied in Pediatrics and Competitors are not well positioned to access this rapidly growing market Adult Ortho Peds Ortho $39B US Same Cause Same Customer Adult ET/DH Peds ET/DH $133B US

682024 // Analyst Day Long-term Strategic Pillars Improve Surgical Care, Efficiencies & Outcomes for surgeons & their teams by harnessing technology to solve problems. Create Competitive Advantage in core OP businesses by offering differentiated, pediatric-focused platforms to help accelerate growth in legacy business units. Access new markets through strategic positioning of digital health & emerging technologies platforms in underserved areas outside of OrthoPediatrics. Expand our Data Competency to insightfully drive toward best practices in surgical care, training & education and product development Market Opportunity and Purpose

692024 // Analyst Day Building A Sustainable Growth Engine 3D Cutting Guides 3D printed cutting guides and Jigs for challenging surgical procedures

702024 // Analyst Day Building A Sustainable Growth Engine 3D Cutting Guides 3D printed cutting guides and Jigs for challenging surgical procedures Surgical Navigation Image Guided surgical navigation to increase precision and accuracy

712024 // Analyst Day Building A Sustainable Growth Engine 3D Cutting Guides 3D printed cutting guides and Jigs for challenging surgical procedures Surgical Navigation Image Guided surgical navigation to increase precision and accuracy Surgical Software Surgical workflow and outcome optimization platform

722024 // Analyst Day Building A Sustainable Growth Engine 3D Cutting Guides 3D printed cutting guides and Jigs for challenging surgical procedures Surgical Navigation Image Guided surgical navigation to increase precision and accuracy Robotic Platform Robotic platform for pediatric cochlear implant indication expected in 2025 Surgical Software Surgical workflow and outcome optimization platform

732024 // Analyst Day Plan. Collaborate. Orchestrate. Analyze.

742024 // Analyst Day PLAYBOOK: Surgical Workflow Optimization PreOp Planning IntraOp Workflow PostOp Analytics Translates unique pre-op planning needs into a reproducible surgical process Contextual collaboration with care team during planning & surgical procedures Data collection and insights displayed in real-time to drive best practices in surgical care Solution The Problem o Limited data to determine best practices and surgical outcome optimization o Much variability in staff, process and surgical planning resulting in a lack of reproducibility o No End-to-End solution connecting surgical planning and post operative surgical outcome to create a learning loop for Predictive Outcome Analytics Market Opportunity $200M US Peds Market Estimated based on scalable product subscription & expansion outside of Orthopedics in the top 300 children’s hospitals

Iota Motion: Robot for Cochlear Implant Surgery

Clinical Problem

- **Relies on extensive training** with more demand for cochlear implants than skilled, experienced ENT surgeons, **limits patient access**
- **Lack of tools and confidence** to produce consistent outcomes **limits CI procedure adoption**
- **Variability of surgeon experience** creates procedure uncertainty and **limits utilization.**

1. **Reduces insertion force variation by up to 78%***
2. **Reduces maximum insertion forces by up to 51%***
3. **More controlled, consistent insertions**

Market Opportunity

$100M

US Peds Market

- Profitable procedure: $35K per surgical intervention
- 30% of Cochlear Implants are done in Pediatrics
- Differentiated technology and entry point into ENT specialty
- Enabling technology supports procedure

2024 // Analyst Day

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762024 // Analyst Day How we will sell Kevin Unger President Graham Heaven Leader of Sales Suzy Thompson Navigation & SW sales James Lucas Navigation & SW sales Chris Schuckman Navigation & SW sales OP Selling Organization (200 Strong) Experienced leadership and sales expertise Leveraged specialist sales model Immediate access to top Peds Hospitals through OP Channel First ever dedicated Peds Enabling Tech salesforce

772024 // Analyst Day Building a Sustainable Growth Engine Outlook & Expectations o Market Launch of both Playbook and Iota Motion platforms in the next 6 months o Establish the first Pediatric focused Enabling Technologies and Digital Health salesforce o Leverage existing OP Sales Channel to accelerate market penetration 2024 2025 2026 2027 New growth driver Accretive growth profile 2024 2025 2026 2027

Fred Hite CFO & COO www.OrthoPediatrics.com > 1,000,000 Kids Helped

792024 // Analyst Day Financial Summary 01 02 03 04 05 Continued aggressive revenue growth Adjusted EBITDA > set deployments in 2025 Achieving Free Cash Flow positivity in 2026 Capitalized to deliver long range forecast Focus on ROI, balancing growth & cash usage

3-year Financial Outlook

2024 → **2027**

Revenue: High teens annual grow

OPSB Revenue: 20%+ annual

Gross Margin: ~74-75%

Expense changes as a % of revenue:

S&M: decrease ~1% per year

R&D: consistent

Cash G&A: increase at 50% of revenue

EBITDA Margin: ~300bps expansion annually to ~13-14% in '27

High Teens Revenue Growth with G&A Leverage

2024 // Analyst Day

OrthoPediatrics® 80

Cash Flow

($M)	2024	Assumptions **through 2027**
Adjusted EBITDA	$8 - $9	~300bps margin growth
Sets Deployed	(<$20)	(~$15 - $20)
Working Capital / Other	(~$20)	(~$15 - $20)
Op Cash - CapEx	(~$30+)	+

Business positioned to continue growing top line while improving profitability toward free cash flow positivity

2024 // Analyst Day

OrthoPediatrics® 81

Balance Sheet

- Strong balance sheet with attractive cost of capital
- $25M in additional Debt available for the future
- Achieve free cash flow positivity without additional equity

~$90M
proforma cash, cash equivalents & short-term investments* post Private Financing 8/5/24:

Expected Uses of Cash

- Continued set deployment
- Working capital supporting growth
- OPSB clinic expansions

*Post closing and before any share repurchases and assuming the financing closed on June 30, 2024, OrthoPediatrics cash, cash equivalents and restricted cash balance would have been approximately $90 million on a pro forma basis, excluding the delayed draw $25 million term loan

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Closing Comments www.OrthoPediatrics.com > 1,000,000 Kids Helped

842024 // Analyst Day 5-10 year Aspirational Goals Surround the hospital with technology that improves clinical care and efficiency

Q&A www.OrthoPediatrics.com > 1,000,000 Kids Helped